UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 10, 2009

CLEAR CHANNEL COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-09645	74-1787539
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of Principal Executive Offices, Including Zip Code)

210-822-2828

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

(a) On December 10, 2009, Clear Channel Outdoor Holdings, Inc., a Delaware corporation (“Clear Channel Outdoor Holdings”), announced that its indirect, wholly-owned subsidiary, Clear Channel Worldwide Holdings, Inc., a Nevada corporation (“Clear Channel Worldwide”), will offer two series of senior notes for an aggregate principal amount of $750,000,000 (the “Offering”). In connection with the Offering, Clear Channel Worldwide will offer $600,000,000 aggregate principal amount of Series A Senior Notes due 2017 (the “Series A Notes”) and $150,000,000 aggregate principal amount of Series B Senior Notes due 2017 (the “Series B Notes” and, together with the Series A Notes, the “Notes”). Clear Channel Outdoor Holdings and Clear Channel Worldwide are subsidiaries of the Registrant. The Notes will be offered and sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”) and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Act.

In connection with the Offering, Clear Channel Worldwide distributed a confidential preliminary offering circular relating to the Notes (the “Offering Circular”) to certain parties on December 10, 2009. The Offering Circular contains certain information regarding Clear Channel Outdoor Holdings and the Registrant. A copy of certain excerpts from the Offering Circular, which may contain material, non-public information, are furnished with this Current Report on Form 8-K as Exhibit 99.1 attached hereto.

The Offering Circular contains forward-looking statements regarding Clear Channel Outdoor Holdings based on current expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Many of the factors that will determine the outcome of the subject matter of these statements are beyond the Registrant’s or Clear Channel Outdoor Holdings’ ability to control or predict. Neither the Registrant nor Clear Channel Outdoor Holdings undertakes any obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

This Current Report on Form 8-K and the statements contained in Exhibit 99.1 do not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

(b) The Registrant adopted Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51, codified in ASC 810-10-45 (“Statement No. 160”) and FASB Staff Position Emerging Issues Task Force 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities, codified in ASC 260-10-45 (“EITF 03-6-1”) on January 1, 2009. Adoption of these standards requires retrospective application in the financial statements of earlier periods. Accordingly, the Registrant is retroactively recasting the historical financial statements and certain disclosures included in its Registration Statement on Form S-4 (File No. 333-158279) filed by the Registrant with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended, on March 30, 2009, as amended by Amendment No. 1, filed on April 17, 2009, and declared effective by the Securities and Exchange Commission on April 20, 2009 (the “Registration Statement”) for adoption of Statement No. 160 and EITF 03-6-1.

This Current Report on Form 8-K includes the following with respect to the periods presented in the Registration Statement:

•	Revised Selected Financial Data (Part II. Item 6);

•	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part II. Item 7);

•	Revised Financial Statements and Supplementary Data (Part II. Item 8); and

•	Revised Schedules and Exhibits:

•	Revised Item 15(a)1. Financial Statements;

•	Revised Exhibit 11 – Computation of Per Share Earnings; and

•	Exhibit 23.1 – Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP.

This Current Report on Form 8-K does not reflect events occurring after effectiveness of the Registration Statement and does not modify or update the disclosures therein, except as described in Item 8(a) above and as required to reflect the changes for adoption of Statement No. 160 and EITF 03-6-1 described above. The information filed with this report should be read together with the financial statements included in the Registration Statement (except for Items 6, 7 and 8 which are contained in this report) and the Registrant’s subsequent SEC filings, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2009.

(c) Certain Financial Information for the Three Months and Year Ending December 31, 2009.

As of December 10, 2009, we expect revenue for the three months ending December 31, 2009 to be between $1,470 million and $1,500 million and revenue for the full year ending December 31, 2009 to be between $5,510 million and $5,540 million. Set forth below are the actual revenue growth rates for each of our operating segments for the month of October 2009 compared to October 2008 and the estimated revenue growth rates for the months of November and December 2009 compared to actual revenues in the corresponding months in 2008. We prepare estimated monthly revenues based on estimated monthly average foreign exchange rates, whereas annual average foreign exchange rates are used in determining our actual annual revenue. The percentage changes in estimated monthly revenue for November and December, 2009 as compared to the same period in 2008 are based on monthly average foreign exchange rates and, thus, may be materially different than the percentage changes in actual revenue determined using annual foreign exchange rates for the three months and year ending December 31, 2009.

	October (Actual)	November (Estimated)	December (Estimated)

Americas Outdoor	-4%	0%	0%

International Outdoor	-8%	-4%	-8%

Radio Segment	-19%	-8%	-1%

Consolidated	-13%	-5%	-3%

As of December 10, 2009, we expect operating expenses to be between $1,060 million and $1,075 million for the three months ending December 31, 2009 and between $4,059 million and $4,074 million for the full year ending December 31, 2009. Operating expenses include direct operating expenses, selling, general and administrative expenses and corporate expenses, but exclude restructuring and other non-recurring charges related to our restructuring program and non-cash compensation charges related to employee compensation costs associated with stock option grants and restricted stock awards.

We currently expect that we will be in compliance with the covenants under our senior secured credit facilities for the remainder of 2009 and through 2010. However, our anticipated results are subject to significant uncertainty, and there can be no assurance that actual results will not differ materially from our expectations or that we will maintain compliance with the covenants. In addition, our ability to comply with the covenants in our financing agreements may be affected by events beyond our control, including prevailing economic, financial and industry conditions. For a discussion of the consequences that could result if we are unable to maintain compliance with our financial or other covenants, see Item 7 —“Management’s Discussion and Analysis of Financial Condition and Results of Operations—Anticipated Cash Requirements” and “—Indebtedness Incurred in Connection with the Merger” contained in Exhibit 99.2 attached hereto.

Our projected financial information is based on assumptions and estimates that are inherently uncertain and unpredictable. Such assumptions and estimates may not be realized and are subject to significant business, economic and competitive risks and uncertainties, all of which are difficult to predict and many of which are beyond our control. Such risks and uncertainties include, but are not limited to, changes in the level of competition for advertising dollars, changes in operating performance, quarter-end closing adjustments, adjustments related to the annual audit of our financial statements, and fluctuations in exchange rates and currency values. These and other risks and uncertainties may cause our projected financial information to materially adversely differ from our actual results. Accordingly, no assurance can be made that we will achieve the results set forth in our projected financial information, and investors should not place undue reliance on our projected financial information.

This Current Report on Form 8-K contains forward-looking statements regarding the Registrant based on current expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Many of the factors that will determine the outcome of the subject matter of these statements are beyond the Registrant’s ability to control or predict. The Registrant does not undertake any obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1.	Excerpts from Confidential Preliminary Offering Circular of Clear Channel Worldwide dated December 10, 2009;

99.2.	Revised Item 6. Selected Financial Data; Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Item 8. Financial Statements and Supplementary Data; Revised Item 15. Exhibits and Financial Statement Schedules; Revised Exhibit 11 – Computation of Per Share Earnings; Revised Exhibit 23.1 – Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.

Date: December 10, 2009	By:	/S/ HERBERT W. HILL, JR.
	Name:	Herbert W. Hill, Jr.
	Title:	Senior Vice President and Chief Accounting Officer

INDEX TO EXHIBITS

99.1.	Excerpts from Confidential Preliminary Offering Circular of Clear Channel Worldwide dated December 10, 2009;

99.2.	Revised Item 6. Selected Financial Data; Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Item 8. Financial Statements and Supplementary Data; Revised Item 15. Exhibits and Financial Statement Schedules; Revised Exhibit 11 – Computation of Per Share Earnings; Revised Exhibit 23.1 – Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP.